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                                                                  Exhibit 10.2

                              WARRANT CERTIFICATE

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

EXERCISABLE ON OR BEFORE AUGUST 2, 2004

No. _____                                    Warrants to purchase _____ shares


                              Warrant Certificate

                            CREDITRUST CORPORATION

          This Warrant Certificate certifies or _____________________ registered assigns, is the registered holder of Warrants expiring August 2, 2004 (the "Warrants") to purchase Common Stock, par value $.01 per share (the "Common
 --------                                                            ------
Stock"), of Creditrust Corporation, a Maryland corporation (the "Company"). Each
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Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on August 2, 2004, an amount of fully paid and nonassessable shares of Common Stock as set forth above ("Warrant Shares")
                                                              --------------
at the initial exercise price per share (the "Exercise Price"), equal to the
                                              --------------
lower of (x) $4.875 and (y) the average closing price of the Common Stock on the Nasdaq National Securities Market for the ten days preceding May 2, 2000, payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement, as amended.

          Warrants must be exercised before 5:00 p.m., New York City Time on August 2, 2004, and to the extent not exercised by such time such Warrants shall become void.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless executed by the Company.

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          IN WITNESS WHEREOF, Creditrust Corporation has caused this Warrant
Certificate to be signed by its President and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

          Dated:  As of April 12, 2000.

                                      CREDITRUST CORPORATION


                                      By:_______________________________________
                                            President


                                      By:_______________________________________
                                            Secretary

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                         [Form of Warrant Certificate]

                                   [Reverse]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 2, 2004 entitling the holder on exercise to receive shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a
              ------------
Warrant Agreement, dated as of August 2, 1999 (as amended, modified, or supplemented, the "Warrant Agreement"), duly executed and delivered by the
                   -----------------
Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or after March 31, 2000. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The holders of the Warrants are entitled to certain registration rights with respect to the Warrants. Said registration rights are set forth in full in an Equity Registration Rights Agreement, dated as of August 2, 1999, among the Company and certain investors named therein (as amended, modified, or supplemented, the "Equity Registration Rights Agreement"). A copy of the Equity Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

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          Upon due presentation for registration of transfer of this Warrant
Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

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                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _______ shares of Common Stock and herewith tenders payment for such shares to the order of CREDITRUST CORPORATION in the amount of $______ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of ______________________, whose address is _______________________________ and that such shares be delivered to
________________ whose address is ___________ ______________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________, whose address is ___________________________________, and that such Warrant Certificate be delivered to ____________________________, whose address is ___________________________________________________________.






                                        Signature:  ____________________________


Date:  _______________________

                                        Signature Guaranteed:  _________________

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